UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2008

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2008, MoneyGram International, Inc. ("MGI") entered into (i) Amendment No. 3 to its Credit Agreement and Waiver, which amends the Amended and Restated Credit Agreement, dated as of June 29, 2005, as amended, by and among MGI, JPMorgan Chase Bank, N.A., individually and as administrative agent, and the other financial institutions signatory thereto (the "Credit Agreement"), and (ii) Amendment No. 2 to Credit Agreement and Waiver which amends the $150,000,000 364-Day Credit Agreement, dated November 15, 2007, as amended, between MGI and JPMorgan Chase Bank, N.A., as administrative agent (the "364-Day Facility") ((i) and (ii) collectively, the "Amendments"). The Amendments extend a limited waiver previously granted by the lenders of certain events of default of MGI arising by virtue of the investment portfolio losses expected to be reflected as impairments in MGI’s financial statements at year end. The waivers have been extended through May 1, 2008 ("Waiver Period"). Substantially the same changes to covenants and interest rates applicable during the Waiver Period, as well as the Special Termination Event, as agreed to in the first waivers and as set forth in MGI’s Form 8-K filed on January 14, 2008, continue in effect.

In conjunction with the extension of the Waiver Period, MGI granted to the lenders under the Credit Agreement and the 364-Day Facility a security interest in the stock of MGI’s subsidiaries, subject to certain restrictions, and in the non-financial assets of MGI and its subsidiaries.

The Amendment No. 3 to Credit Agreement is filed herewith as Exhibit 99.01. The Amendment No. 2 to 364-Day Facility is filed herewith as Exhibit 99.02. The Security Agreement is filed herewith as Exhibit 99.03. The Pledge Agreement is filed herewith as Exhibit 99.04.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

January 31, 2008	By:	/s/ David J. Parrin

Name: David J. Parrin
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.01	Amendment No. 3 to Credit Agreement and Waiver, dated January 25, 2008, which amends the Amended and Restated Credit Agreement, dated as of June 29, 2005, as amended, by and among MGI, JPMorgan Chase Bank, N.A., individually and as administrative agent, and the other financial institutions signatory thereto
99.02	Amendment No. 2 to Credit Agreement and Waiver, dated January 25, 2008, which amends the $150,000,000 364-Day Credit Agreement, dated November 15, 2007, as amended, between MGI and JPMorgan Chase Bank, N.A.,as administrative agent
99.03	Security Agreement, dated as of January 25, 2008
99.04	Pledge Agreement, dated as of January 25, 2008